Ordinary Shares	6 Months Ended
Dec. 31, 2025
Ordinary Shares [Abstract]
ORDINARY SHARES

19. ORDINARY SHARES

On October 9, 2023, the Company held an extraordinary meeting of shareholders, during which the shareholders approved a proposal to effect a share consolidation of each 10 ordinary shares with par value of $0.001 each in the Company’s issued and unissued share capital into one ordinary share with par value of $0.01 each. Consolidation became effective on October 26, 2023, and the Class A Ordinary Shares began trading on a post-Share Consolidation basis on the Nasdaq Capital Market when the market opened on October 27, 2023 under the same symbol “CPOP.” 34,040 fractional shares were issued in connection with the Share Consolidation. All fractional shares were rounded up to the whole number of shares. Each 10 pre-split ordinary shares outstanding automatically combined and converted to one issued and outstanding ordinary share without any action on the part of the shareholders. The Company has retroactively restated all share and per share data for all of the periods presented pursuant to ASC 260 to reflect the Share Consolidation.

On March 21, 2024, the Company issued 1,500,000 Class A ordinary shares to several shareholders to raise capital of $4,290,000 with price of $2.86 per share. After deducting the offering cost of $1,989,777, the net proceeds from the capital raising were $2,300,223.

On July 11, 2024, the Company issued an aggregate of 1,000,000 Class A ordinary shares, at price $1.1 per share, with an aggregate value of $1,100,000, to Shaorong Zheng as 98% of the total consideration of acquiring Yi Caishen,  a limited liability company incorporated in China.

On August 23, 2024, the Company closed the Private Placement pursuant to certain subscription agreements dated August 6, 2024 with the Subscribers. The Company issued and sold an aggregate of 10,000,000 Class A ordinary shares, par value $0.01 per share, to the Subscribers at a price of $1.00 per share and received gross proceeds of $10 million.

On February 21, 2025, the Company issued 2,000,000 Class A ordinary shares of the Company with an aggregate value of $2,000,000 to acquired 99% of Xiamen Hand in Hand Network Technology Co., Ltd. (“Hand in Hand”).

On July 8, 2025, the Company closed a private placement pursuant to certain subscription agreements dated July 8, 2025 with 10 investors. The Company issued and sold an aggregate of 50,000,000 Class A ordinary shares and 10,000,000 Class B ordinary shares, to the investors at a price of $0.50 per share and $0.55 per share, respectively, with total gross proceeds of $30.5 million.

On September 25, 2025, the Company entered into securities purchase agreements with certain institutional accredited investors, pursuant to which the Company agreed to sell and issue 5,000,000 Class A ordinary shares of a par value of US$0.01 each to the investors at a purchase price of US$1.20 per share, in a registered direct offering of $6 million of its securities.